UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Greens Farms Road, 1st Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 29, 2024, BioSig Technologies, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “SPA”) with certain institutional investors, pursuant to which the Company agreed to sell and issue to the investors (i) in a registered direct offering, 1,570,683 shares (the “Shares”) of Common Stock, par value $0.001 per share of the Company (the “Common Stock”) at a price of $1.91 per share and (ii) in a concurrent private placement, common stock purchase warrants (the “Private Placement Warrants”) to purchase up to an aggregate of 1,570,683 shares of Common Stock, at an exercise price of $1.78 per share of Common Stock.

The securities issued and sold in the registered direct offering were offered at-the-market under Nasdaq rules and pursuant to the Company’s shelf registration statement on Form S-3 (File 333-251859) (the “Shelf Registration Statement”), initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on December 31, 2020, and declared effective on January 12, 2021.

The Private Placement Warrants (and the shares of Common Stock issuable upon the exercise of the Private Placement Warrants) were not registered under the Securities Act, and were offered pursuant to an exemption from the registration requirements of the Securities Act provided under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act. The Private Placement Warrants are immediately exercisable upon issuance and will expire five years from the issuance date, and in certain circumstances may be exercised on a cashless basis.

Under the terms of the Private Placement Warrants, a holder will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates, any other persons acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of Common Stock would or could be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended) would exceed, for the Private Placement Warrants, 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrant, which percentage may be increased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 9.99%.

On May 30, 2024, the Company closed the registered direct offering and the concurrent private placement (collectively, the “Offering”), raising gross proceeds of approximately $3.0 million before deducting placement agent fees and other offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes.

Pursuant to the terms of the SPA, the Company is required within 30 days of May 29, 2024, to file a registration statement on Form S-3 or other appropriate form if the Company is not then S-3 eligible registering the resale of the shares of Common Stock issuable upon the exercise of the Private Placement Warrants. The Company is required to use commercially reasonable efforts to cause such registration to become effective within 60 days of the closing date of the Offering (or within 90 days following the closing of the Offering in case of “full review” of the registration statement by the SEC), and to keep the registration statement effective at all times until no investor owns any Private Placement Warrants or shares issuable upon exercise thereof.

Pursuant to the terms of the SPA, from May 30, 2024, until 60 days thereafter, subject to certain exceptions, we may not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or equivalents to Common Stock, or file any registration statement or any amendment or supplement thereto, other than a prospectus supplement for the Offering and the registration of the shares of Common Stock issuable upon the exercise of the Private Placement Warrants.

In connection with the Offering, on May 29, 2024, the Company entered into an engagement agreement (the “Engagement Agreement”) with H.C. Wainwright & Co., LLC (the “Placement Agent”). Pursuant to the terms of the Engagement Agreement, the Company will pay the Placement Agent a cash fee equal to 7.0% of the gross proceeds of the Offering and a management fee equal to 1.0% of the gross proceeds raised in the Offering. We will also issue to the Placement Agent or its designees as compensation in connection with the Offering, warrants to purchase an aggregate of 109,948 shares of Common Stock of the Company (the “Agent Warrants”), which is equal to 7.0% of the aggregate number of Shares issued at the closing. The Agent Warrants expire five years from the commencement of sales of the Offering and have an exercise price of $2.3875 per share of Common Stock. In addition, the Company will reimburse the Placement Agent for a non-accountable expense allowance of $35,000, clearing fees of $15,950 and accountable legal expenses and other out-of-pocket legal expenses incurred in connection with the Offering in the amount of $50,000.

The foregoing does not purport to be a complete description of the forms of each of the Private Placement Warrants, the Agent Warrants and the SPA is qualified in its entirety by reference to the full text of each such document, which are filed as Exhibits 4.1, 4.2 and 10.1, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

Sichenzia Ross Ference Carmel, LLP, securities counsel to the Company, delivered an opinion as to the validity of the Shares, a copy of which is filed as Exhibit 5.1 to this Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The applicable information set forth in Item 1.01 of this Form 8-K with respect to the issuance of Private Placement Warrants is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management, including, without limitation, the intended use of proceeds upon consummation of the Offering. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, (i) the Company’s ability to regain compliance with and meet the continued listing requirements of the Nasdaq Capital Market to maintain listing of its Common Stock; (ii) the Company’s cost reduction plan and associated workforce reduction or other cost-saving measures not reaching the targeted reduction of cash burn by 50%; (iii) the geographic, social, and economic impact of pandemics or worldwide health issues on the Company’s ability to conduct its business and raise capital in the future when needed; (iv) the Company’s inability to manufacture its products and product candidates on a commercial scale on its own, or in collaboration with third parties; (v) difficulties in obtaining financing on commercially reasonable terms; (vi) changes in the size and nature of the Company’s competition; (vii) loss of one or more key executives or scientists; (viii) difficulties in securing regulatory approval to market the Company’s products and product candidates; and (ix) market and other conditions, and those risks that may be included in the periodic reports and other filings that the Company files from time to time with the SEC, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

Item 8.01. Other Events.

On May 30, 2024, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01 of this Form 8-K.

On May 30, 2024, the Company issued a press release announcing the closing of the Offering, a copy of which is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01 of this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Private Placement Warrant
4.2	Form of Agent Warrant
5.1	Opinion of Sichenzia Ross Ference Carmel LLP
10.1	Form of Securities Purchase Agreement
23.1	Sichenzia Ross Ference Carmel LLP (Contained in Exhibit 5.1 above)
99.1	Press Release, dated May 30, 2024
99.2	Press Release, dated May 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: May 30, 2024	By:	/s/ Anthony Amato
	Name:	Anthony Amato
	Title:	Chief Executive Officer